    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 6, 1997

                                                   REGISTRATION NO. 333-
   ==========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          ---------------------------

                         QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

          NORTH CAROLINA                                56-1714315
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                             4709 CREEKSTONE DRIVE
                         RIVERBIRCH BUILDING, SUITE 300
                       DURHAM, NORTH CAROLINA 27703-8411
                                 (919) 941-2000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           DENNIS B. GILLINGS, PH.D.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                         QUINTILES TRANSNATIONAL CORP.
                             4709 CREEKSTONE DRIVE
                         RIVERBIRCH BUILDING, SUITE 300
                       DURHAM, NORTH CAROLINA 27703-8411
                                 (919) 941-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                   COPIES TO:

         GERALD F. ROACH, ESQ.                RICARDO A. MESTRES, JR., ESQ.               RICHARD L. MUGLIA, ESQ.
        BYRON B. KIRKLAND, ESQ.                    SULLIVAN & CROMWELL                     SKADDEN, ARPS, SLATE,
        SMITH, ANDERSON, BLOUNT,                     125 BROAD STREET                        MEAGHER & FLOM LLP
  DORSETT, MITCHELL & JERNIGAN, L.L.P.           NEW YORK, NEW YORK 10004                     25 BUCKLERSBURY
    2500 FIRST UNION CAPITOL CENTER                   (212) 558-4000                          LONDON EC4N 8DA
     RALEIGH, NORTH CAROLINA 27601                                                                ENGLAND
             (919) 821-1220                                                                  (44) 171-248-9929

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-21393
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================
                                                     Proposed        Proposed
   Title of Each Class                Amount          Maximum         Maximum
      of Securities                    to be      Offering Price     Aggregate               Amount of
    to be Registered                Registered       Per Share     Offering Price        Registration Fee
----------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value...   920,000 shares      $62.875       $57,845,000             $17,528.79
==========================================================================================================

                                EXPLANATORY NOTE


     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933 ("Rule 462(b)") and includes the registration statement facing page, this page, the signature page, and exhibit index, an opinion of counsel and accountants' consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (No. 333-21393) of Quintiles Transnational Corp., including the exhibits thereto (the "Initial Registration Statement"), are incorporated by reference into this registration statement. This registration statement covers the registration of 920,000 shares of Common Stock of Quintiles Transnational Corp. for sale in the offer referred to in the Initial Registration Statement.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Durham, State of North Carolina, on March 6, 1997.


                                          QUINTILES TRANSNATIONAL CORP.

                                          By:     /s/ DENNIS B. GILLINGS
                                             -----------------------------------
                                                     Dennis B. Gillings
                                             Chairman of the Board of Directors
                                                and Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons on March 6, 1997 in the capacities indicated.


                      SIGNATURE                                              TITLE
                      ---------                                              -----

               /s/ DENNIS B. GILLINGS                    Chairman of the Board of Directors and Chief
-----------------------------------------------------      Executive Officer
                 Dennis B. Gillings

                          *                              President, Chief Operating Officer and
-----------------------------------------------------      Director
                   Santo J. Costa

               /s/ RACHEL R. SELISKER                    Chief Financial Officer, Executive Vice
-----------------------------------------------------      President Finance, Treasurer, and Director
                 Rachel R. Selisker                        (Principal accounting and financial officer)

                          *                              Vice Chairman of the Board of Directors
-----------------------------------------------------
                   Barrie S. Haigh

                          *                              Director
-----------------------------------------------------
                  Ludo J. Reynders

                          *                              Director
-----------------------------------------------------
                 Richard H. Thompson

                          *                              Director
-----------------------------------------------------
                 Chester W. Douglass

                          *                              Director
-----------------------------------------------------
                    John G. Fryer

                          *                              Director
-----------------------------------------------------
                  Arthur M. Pappas

                          *                              Director
-----------------------------------------------------
                  Robert C. Bishop

                          *                              Director
-----------------------------------------------------
                   Eric J. Souetre

                          *                              Director
-----------------------------------------------------
                  Lawrence S. Lewin

                          *                              Director
-----------------------------------------------------
                     Paul Knott

*By:          /s/ RACHEL R. SELISKER                     *By:           /s/ DENNIS B. GILLINGS
     ------------------------------------------------         --------------------------------------------
       Rachel R. Selisker as Attorney-in-Fact                    Dennis B. Gillings as Attorney-in-Fact

                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                            DESCRIPTION OF EXHIBIT
  -------                           ----------------------
    5.01    --   Opinion of Smith, Anderson, Blount, Dorsett, Mitchell &
                 Jernigan, L.L.P.

   23.01    --   Consent of Ernst & Young LLP

   23.02    --   Consent of Coopers & Lybrand, L.L.P.

   23.03    --   Consent of KPMG

   23.04    --   Consent of Smith, Anderson, Blount, Dorsett, Mitchell &
                 Jernigan, L.L.P. (included in Exhibit 5.01 hereto)

   24.01    --   Powers of Attorney (filed as Exhibit 24.01 to the Registration
                 Statement on Form S-3 (No. 333-21393) and incorporated herein by reference)
